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                                                                EXHIBIT 23.3

                                     B&M

                            BRICKER & MELTON, P.A.
                         ----------------------------
                         CERTIFIED PUBLIC ACCOUNTANTS
                            3700 CRESTWOOD PARKWAY
                                  SUITE 590
                            DULUTH, GEORGIA  30136
                                (770) 717-1175


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We hereby consent to the use of our report dated February 2, 1996, relating to the consolidated financial statements of First Gwinnett Bancshares, Inc. and Subsidiary, included in the Registration Statement on Form S-4 and Proxy Statement.


                                  /s/ Bricker & Melton, P.A.

Duluth, Georgia
June 3, 1996